Exhibit 10.28

Fidelity & Guaranty Life Holdings, Inc.

RESTRICTED STOCK AGREEMENT

This RESTRICTED STOCK AGREEMENT, dated as of December 31, 2012 (the “Grant Date”) (this “Agreement”) is entered into by and between Fidelity & Guaranty Life Holdings, Inc., a Delaware corporation (the “Company”) and             (the “Employee”).

WHEREAS, the Company and the Employee intend hereby to enter into this Agreement to evidence the Award of Restricted Stock to the Employee.

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

The Company and the Employee hereby agree as follows:

Section 1. Grant of Restricted Stock. Subject to the terms of this Agreement, the Company hereby evidences and confirms, effective as of the date hereof, its grant to the Employee of the number of shares of Restricted Stock specified on the signature page hereof. This Agreement is entered into pursuant to, and the terms of the Restricted Stock are subject to, the terms of the Plan. As of the Grant Date, one or more stock certificates registered in the Employee’s name and representing the Restricted Stock will be delivered on behalf of the Employee to the Secretary of the Company, to be held in custody of the Secretary of the Company. The Employee agrees that, within twenty-five days of the Grant Date, the Employee shall give notice to the Company as to whether or not the Employee has made an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Stock.

Section 2. Vesting and Forfeiture

(a) Based on Continued Employment. The Restricted Stock shall vest in three equal installments on the first through third anniversaries of the Grant Date, subject to the Employee’s continued employment with the Company through the applicable vesting date.

(b) Effect of a Change in Control. In the event of a Change in Control occurring prior to the third anniversary of the Grant Date, subject to the Employee’s continued employment with the Company from the Grant Date to the date of the Change in Control, any Restricted Stock which is unvested shall automatically become vested upon the occurrence of the Change in Control.

(c) Alternative Award. Notwithstanding 3(a), no acceleration of vesting shall occur with respect to Restricted Stock if the Administrator reasonably determines prior to the Change in Control that the Employee shall receive an Alternative Award meeting the requirements of the Plan.

(d) Discretionary Acceleration. The Board, in its sole discretion, may accelerate the vesting of all or a portion of the Restricted Stock at any time and from time to time.

(e) Effect of Termination of Employment. If the Employee’s employment with the Company is terminated by the Employee or by the Company, any unvested Restricted Stock shall be forfeited as of the date of termination.

(f) No Other Accelerated Vesting. The vesting provisions set forth in this Section 2, or expressly set forth in the Plan, shall be the exclusive vesting provisions applicable to the shares of Restricted Stock and shall supersede any other provisions relating to vesting, unless such other such provision expressly refers to the Plan by name and this Agreement by name and date.

Section 3. Dividends

If the Company pays any cash dividend on the Common Stock, the Company shall credit to the Employee’s account an amount equal to the product of (x) the number of shares of unvested Restricted Stock as of the record date for such distribution times (y) the per share amount of such dividend on Common Stock. Any cash amounts credited to the Employee’s account shall be paid to the Employee on the applicable Vesting Date (as defined below). If the Company makes any dividend on the Common Stock in the form of Common Stock or other securities, the Company will credit the Employee’s account with that number of additional shares of Common Stock or other securities that would have been distributed with respect to that number of shares of Common Stock underlying the unvested Restricted Stock as of the record date thereof. Any such additional shares of Common Stock or other securities shall be subject to the same vesting and transfer restrictions as apply to the Restricted Stock.

Section 4. Vesting of Restricted Stock

On each date on which shares of Restricted Stock become vested pursuant to this Agreement (each, a “Vesting Date”), subject to Section 9(a), the shares of Restricted Stock that have then vested (the “Vested Shares”) shall cease to be subject to this Agreement and shall instead be subject to the terms and conditions of the Subscription Agreement.

Section 5. Employee’s Representations and Warranties

(a) Access to Information, Etc. The Employee represents and warrants as follows:

(i) the Employee understands the terms and conditions that apply to the Restricted Stock and the risks associated with the Restricted Stock;

(ii) the Employee has a good understanding of the English language; and

(iii) as of the Grant Date, the Employee is an officer or employee of the Company or one of its Subsidiaries.

(b) No Right to Awards. The Employee acknowledges and agrees that the grant of any Restricted Stock (i) is being made on an exceptional basis and is not intended to be renewed or repeated, (ii) is entirely voluntary on the part of the Company and its Subsidiaries; and (iii) should not be construed as creating any obligation on the part of the Company or any of its Subsidiaries to offer any Restricted Stock in the future.

(c) Investment Intention. The Employee represents and warrants that the Employee has been awarded the Restricted Stock and any Vested Shares delivered in respect thereof for his or her own account for investment and not on behalf of any other person or with a view to, or for sale in connection with, any distribution of the Restricted Stock.

Section 6. Restriction on Transfer; Legending.

(a) The Restricted Stock is not assignable or transferable, in whole or in part, and it may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise). Any purported transfer in violation of this Section 6 shall be void ab initio.

(b) Prior to the applicable Vesting Date, a restrictive legend shall be placed on any certificates representing the shares of Restricted Stock that makes clear that the shares are subject to the vesting conditions set forth in this Agreement and a notation shall be made in the appropriate records of the Company or any transfer agent indicating that the shares are subject to such restrictions. Following the Vesting Date, the Vested Shares shall contain such legends as are contemplated by the Subscription Agreement.

Section 7. Subscription Agreement. Pursuant to Plan, the Employee and the Company shall enter into a Subscription Agreement. Such Subscription Agreement shall include, but not be limited to, provisions that:

(a) Upon a termination of the Employee’s employment with the Company for any reason prior to a Public Offering, the Company may elect to purchase all or a portion of the Common Stock covered by such Subscription Agreement at a purchase price per share equal to (i) the Fair Market Value of a share of Common Stock as of the date of termination if the termination occurs due to death, Disability or by the Company without Cause, or (ii) the lesser of (A) the Fair Market Value of a share of Common Stock as of the termination date and (B) the amount, if any, paid by the Employee if the termination occurs for any reason other than those set forth in clause (i), above.

(b) Subject to the terms of the Subscription Agreement, the Company may permit the Employee to sell to the Company all or a portion of the Common Stock covered by such Subscription Agreement at a purchase price per share equal to the Fair Market Value of a share of Common Stock on such date.

(c) The Employee is acquiring the shares of Common Stock solely for the Employee’s own account for investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act. The Employee agrees that the Employee will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the shares of Common Stock (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any shares of Common Stock), except in compliance with (i) the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) applicable state and non-U.S. securities or “blue sky” laws and (iii) the provisions of the Subscription Agreement and any additional agreement between the Employee and the Company relating to the Employee’s shares of Common Stock.

Section 8. Certain Definitions. As used in this Agreement, capitalized terms that are not defined herein have the respective meanings given to them in the Plan, and the following additional terms shall have the following meanings:

“Agreement” means this Employee Restricted Stock Agreement, as amended from time to time in accordance with the terms hereof.

“Employee” means the grantee of the Restricted Stock whose name is set forth on the signature page of this Agreement; provided that following such person’s death the “Employee” shall be deemed to include such person’s beneficiary or estate and following such person’s Disability, the “Employee” shall be deemed to include such person’s legal representative.

“Grant Date” has the meaning given in the Preamble.

“Plan” means the Fidelity & Guaranty Life Holdings, Inc. Stock Incentive Plan (as amended and restated December 31, 2012), as previously adopted by the Company and as amended from time to time in accordance with its terms.

“Restricted Stock” means the Common Stock (Class B – non-voting) evidenced by (and subject to the terms and conditions of) this Agreement and the Plan.

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Vested Shares” has the meaning given in Section 4.

“Vesting Date” has the meaning given in Section 4.

Section 9. Miscellaneous

(a) Withholding. The Company or one of its Subsidiaries shall require the Employee to remit to the Company an amount in cash sufficient to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding obligations that may arise in connection with the vesting of the Restricted Stock. In order to give effect to this Section 9(a), if so permitted by the Administrator, the Company may retain a number of shares of Restricted Stock that have an aggregate Fair Market Value as of the Vesting Date equal to the amount of such taxes required to be withheld (and the Employee shall thereupon be deemed to have satisfied his obligations under this Section 9(a)). The number of shares of Restricted Stock subject to vesting on such Vesting Date shall thereupon be reduced by the number of shares so retained. The foregoing method of withholding shall not be applied to the extent that the Employee elects to satisfy his withholding obligation by delivery of cash to the Company from other sources. In addition, the foregoing method of withholding shall not be available if withholding in this manner would violate any financing instrument of the Company or any of its Subsidiaries.

(b) Authorization to Share Personal Data. The Employee authorizes any affiliate of the Company that employs the Employee or that otherwise has or lawfully obtains personal data relating to the Employee to divulge such personal data to the Company if and to the extent appropriate in connection with this Agreement or the administration of the Plan.

(c) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company or the Employee, as the case may be, at the following addresses or to such other address as the Company or the Employee, as the case may be, shall specify by notice to the other:

(i) if to the Company, to it at:

Fidelity & Guaranty Life Holdings, Inc.

[1001 Fleet Street, 6th Floor

Baltimore, MD 21202]

Att: General Counsel

With a copy to:

Harbinger Group, Inc.

[450 Park Ave, 30th Floor

New York New York 10022]

Att: General Counsel

(ii) if to the Employee, to the Employee at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Employee.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(d) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(e) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

(f) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Employee and the Company.

(g) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Employee without the prior written consent of the other party.

(h) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(i) Arbitration; Waiver of Jury Trial. Any dispute, controversy or claim arising out of or pursuant to the Plan, this Agreement, any other agreement entered into pursuant to the Plan or any undertakings, covenants and agreements incorporated by reference into the Plan or this Agreement shall be submitted to and finally determined by binding arbitration to be held in New York, New York at the American Arbitration Association, before one arbitrator under an in accordance with the American Arbitration Association’s Commercial Rules, with each party to be responsible for its own attorney’s fees and costs incurred in connection therewith. In the event that this arbitration provision is determined by a court with appropriate jurisdiction to be unenforceable, the Company and the Employee each hereby waives the right, if any, to a trial by jury of any claim that would have been subject to arbitration under this Section 9(i). Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 9(i).

(j) Titles and Headings. The titles and headings of the sections in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

(k) Gender and Number, Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(m) No Right to Continued Employment. Nothing in this Agreement shall be deemed to confer on the Employee any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

FIDETLITY & GUARANTY LIFE HOLDINGS, INC.

By:
Name: Title:

THE EMPLOYEE:

Name:

Total Number of Shares

of Restricted Stock (Class B Common Stock – non-voting)

Granted Pursuant to this Agreement: